                                                                    EXHIBIT 10.3

                     NINTH SUPPLEMENT TO 1993 NOTE AGREEMENT

         This Ninth Supplement to 1993 Note Agreement (the "Ninth Supplement") is made and entered into as of the 30th day of June, 2000, by and between Cash America International, Inc. (the "Company") and Teachers Insurance and Annuity Association of America ("Teachers").

                                    RECITALS

         WHEREAS, the parties hereto have entered into a Note Agreement dated as of May 6, 1993, pursuant to which the Company issued and Teachers purchased $30,000,000 aggregate principal amount of the Company's 8.33% Senior Notes Due May 1, 2003, and the parties have amended said Note Agreement by entering into a First Supplement to Note Agreement dated as of September 20, 1994, a Second Supplement to Note Agreement dated as of May 12, 1995, a Third Supplement to Note Agreement dated as of July 7, 1995, a Fourth Supplement to 1993 Note Agreement dated as of November 10, 1995, a Fifth Supplement to 1993 Note Agreement dated as of December 30, 1996, a Sixth Supplement to 1993 Note Agreement dated as of December 30, 1997, a Seventh Supplement to 1993 Note Agreement dated as of December 31, 1998, and an Eighth Supplement to 1993 Note Agreement dated as of September 29, 1999 (said Note Agreement, as amended, being referred to hereafter as the "Note Agreement"); and

         WHEREAS, the Company and Teachers desire to amend certain provisions of the Note Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Teachers hereby agree as follows:

SECTION 1. AMENDMENT TO SECTION 9.06 OF THE NOTE AGREEMENT.

         Section 9.06 of the Note Agreement is hereby amended and restated to read in its entirety as follows:

              Section 9.06. Fixed Charge Coverage. The Company will not at any time permit the ratio of (a) the sum of Consolidated Adjusted Net Income for the Computation Period plus the aggregate amount of all taxes, rents, leases and interest expenses deducted from gross income to obtain such Consolidated Adjusted Net Income to (b) the aggregate amount of all such rents, leases and interest expenses so deducted to be less than (i) 1.25 to 1 if the Computation Period ends on or before March 31, 2001, (ii) 1.35 to 1 if the Computation Period ends after March 31, 2001 but on or before September 30, 2001, and (iii) 1.5 to 1 if the Computation Period ends after September 30, 2001. As used in this Section 9.06, "Computation Period" means, at any time, the period of four consecutive Fiscal Quarters ended on the date of the most recent balance sheet delivered (or required to be delivered) by the Company pursuant to clause (a) or (b) of Section 8.01.

SECTION 2. SUPPLEMENT FEE.

         The Company covenants and agrees to pay a supplement fee to Teachers in an amount equal to the product of (a) 0.250% and (b) the total outstanding principal balance of the Notes on August 15, 2000. Such supplement fee shall be paid in immediately available funds and shall be due and payable to Teachers no later than one Business Day after August 15, 2000. The Company agrees that the failure to pay the supplement fee provided in this Section 2 shall be an Event of Default under Section 10.01(b) of the Note Agreement.

SECTION 3. DEFINITIONS.

         All capitalized terms used herein and not otherwise specifically defined shall have the respective meanings set forth in the Note Agreement.

SECTION 4. PAYMENT OF TEACHERS' COUNSEL FEES AND EXPENSES.

         The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler, counsel to Teachers, in connection with the negotiation, preparation, approval, execution and delivery of this Ninth Supplement.

SECTION 5. RATIFICATION OF NOTE AGREEMENT.

         Except as specified hereinabove, all other terms of the Note Agreement shall remain unchanged and are hereby ratified and confirmed. All references to "this Agreement" or "the Agreement" appearing in the Note Agreement, and all references to the Note Agreement appearing in any other instrument or document, shall be deemed to refer to the Note Agreement as supplemented and amended by this Ninth Supplement.

SECTION 6. COUNTERPARTS.

         This Ninth Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

         By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OF OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION, CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC., CASH AMERICA OF MISSOURI, INC., VINCENT'S JEWELERS AND LOAN, INC., CASH AMERICA, INC. OF UTAH, CASH AMERICA FRANCHISING, INC., CASH AMERICA FINANCIAL SERVICES, INC., CASH AMERICA, INC. OF ILLINOIS, UPTOWN CITY PAWNERS, INC., DOC HOLLIDAY'S PAWNBROKERS & JEWELERS, INC., LONGHORN PAWN & GUN, INC., BRONCO

PAWN & GUN, INC., GAMECOCK PAWN & GUN, INC., HORNET PAWN & GUN, INC., TIGER PAWN & GUN, INC., RENT-A-TIRE, INC., AND MR. PAYROLL CORPORATION, a Delaware corporation, as Guarantors, do each acknowledge and approve the Note Agreement, as amended by this Ninth Supplement, and the other Loan Documents, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors.

         IN WITNESS WHEREOF, the undersigned have executed this Ninth Supplement to 1993 Note Agreement as of the date first written above.

                           CASH AMERICA INTERNATIONAL, INC.


                           By: /s/ Thomas A. Bessant, Jr.
                               -----------------------------------------------
                               Thomas A. Bessant, Jr., Chief Financial Officer


                           ACCEPTED AND AGREED TO:

                           TEACHERS INSURANCE AND ANNUITY
                              ASSOCIATION OF AMERICA


                           By: /s/ Diane Hom
                               -----------------------------------------------
                               Director - Private Placements

                             GUARANTORS

                             CASH AMERICA, INC. OF SOUTH CAROLINA
                             FLORIDA CASH AMERICA, INC.
                             GEORGIA CASH AMERICA, INC.
                             CASH AMERICA, INC. OF LOUISIANA
                             CASH AMERICA, INC. OF NORTH CAROLINA
                             CASH AMERICA, INC. OF TENNESSEE
                             CASH AMERICA, INC. OF OKLAHOMA
                             CASH AMERICA, INC. OF KENTUCKY
                             CASH AMERICA PAWN, INC. OF OHIO
                             CASH AMERICA MANAGEMENT L.P., a Delaware
                                limited partnership, by its general partner, Cash America Holding, Inc.
                             CASH AMERICA PAWN L.P., a Delaware limited
                                partnership, by its general partner, Cash
                                America Holding, Inc.
                             CASH AMERICA HOLDING, INC.
                             EXPRESS CASH INTERNATIONAL CORPORATION
                             CASH AMERICA, INC. OF ALABAMA
                             CASH AMERICA, INC. OF COLORADO
                             CASH AMERICA, INC. OF INDIANA
                             CASH AMERICA, INC.
                             CASH AMERICA OF MISSOURI, INC.
                             VINCENT'S JEWELERS AND LOAN, INC.
                             CASH AMERICA, INC. OF UTAH
                             CASH AMERICA FRANCHISING, INC.
                             CASH AMERICA FINANCIAL SERVICES, INC.
                             CASH AMERICA, INC. OF ILLINOIS
                             UPTOWN CITY PAWNERS, INC.
                             DOC HOLLIDAY'S PAWNBROKERS & JEWELERS, INC.
                             LONGHORN PAWN & GUN, INC.
                             BRONCO PAWN & GUN, INC.
                             GAMECOCK PAWN & GUN, INC.
                             HORNET PAWN & GUN, INC.
                             TIGER PAWN & GUN, INC.
                             RENT-A-TIRE, INC.
                             MR. PAYROLL CORPORATION, a Delaware corporation

                             By: /s/ Thomas A. Bessant, Jr.
                                 --------------------------
                                 Thomas A. Bessant, Jr., Chief Financial Officer